CONSOLIDATED STATEMENTS OF PATRONAGE CAPITAL AND MEMBERSHIP FEES - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Increase (Decrease) in Members' Capital
Net margin	$ 65,790	$ 61,704	$ 57,781
Patronage Capital and Membership Fees
Increase (Decrease) in Members' Capital
Beginning balance	1,192,127	1,130,423	1,072,642
Net margin	65,790	61,704	57,781
Ending balance	$ 1,257,917	$ 1,192,127	$ 1,130,423